UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.   20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                            ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐        Preliminary Proxy Statement
☐        Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒        Definitive Proxy Statement
☐        Definitive Additional Materials
☐        Soliciting Material Pursuant to §240.14(a)-12

PHARMACYCLICS, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒        No fee required.
☐        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  Title of each class of securities to which transaction applies:
  Aggregate number of securities to which transaction applies:
  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  Proposed maximum aggregate value of transaction:
  Total fee paid:

☐        Fee paid previously by written preliminary materials.

☐        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  Amount Previously Paid:
  Form, Schedule or Registration Statement No.:
  Filing Party:
  Date Filed:

Note: PDF provided as a courtesy

PHARMACYCLICS, INC.
995 East Arques Avenue
Sunnyvale, California 94085

October 27, 2008

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc. (the "Company"), which will be held at 12:00 P.M. local time on Friday, December 12, 2008 at The Grand Hotel, 865 West El Camino Real, Sunnyvale, CA 94087.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

  the election of six (6) directors to serve until the 2009 annual meeting or until their successors are elected and qualified;
  the amendment of the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 49,000,000 to 100,000,000;
  the amendment of the Company's 2004 Equity Incentive Award Plan (the "2004 Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the 2004 Plan by an additional 3,000,000 shares;
  the amending and restating of the Company's Employee Stock Purchase Plan (the "Purchase Plan") to (i) increase the maximum number of shares available for issuance under the Purchase Plan by an additional 300,000 shares; (ii) increase the maximum payroll deduction to twenty percent (20%); (iii) increase the maximum number of shares that may be purchased on any purchase date to 10,000 shares; (iv) remove the restriction on the number of times a participant may reduce his or her payroll deduction under the Purchase Plan; and (v) add an automatic reset feature that provides that the offering period in progress shall end immediately following the close of trading on a purchase date and a new offering period shall commence in the event that the fair market value of a share of the Company's common stock on any purchase date is lower than the fair market value of a share of the Company's common stock on the first day of the offering period in which the purchase date occurs; and
  the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement more fully describe the details of the business to be conducted at the Annual Meeting.

After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

After reading the Proxy Statement, please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope. If you later decide to attend the Annual Meeting in person and vote by ballot, only your vote at the Annual Meeting will be counted.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ ROBERT W. DUGGAN
Robert W. Duggan
Chairman and Interim Chief Executive Officer

IMPORTANT

Please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope so that your shares may be voted if you are unable to attend the Annual Meeting.

PHARMACYCLICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
October 27, 2008

TO THE STOCKHOLDERS OF PHARMACYCLICS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc., a Delaware corporation (the "Company"), will be held at 12:00 P.M. local time on Friday, December 12, 2008 at The Grand Hotel, 865 West El Camino Real, Sunnyvale, CA 94087, for the following purposes:

  to elect six (6) directors to serve until the 2009 annual meeting or until their successors are elected and qualified;
  to amend the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 49,000,000 to 100,000,000;
  to amend the Company's 2004 Equity Incentive Award Plan (the "2004 Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the 2004 Plan by an additional 3,000,000 shares;
  to amend and restate the Company's Employee Stock Purchase Plan (the "Purchase Plan") to (i) increase the maximum number of shares available for issuance under the Purchase Plan by an additional 300,000 shares; (ii) increase the maximum payroll deduction to twenty percent (20%); (iii) increase the maximum number of shares that may be purchased on any purchase date to 10,000 shares; (iv) remove the restriction on the number of times a participant may reduce his or her payroll deduction under the Purchase Plan; and (v) add an automatic reset feature that provides that the offering period in progress shall end immediately following the close of trading on a purchase date and a new offering period shall commence in the event that the fair market value of a share of the Company's common stock on any purchase date is lower than the fair market value of a share of the Company's common stock on the first day of the offering period in which the purchase date occurs;
  to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009; and
  to transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on October 20, 2008 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94085, for a period of ten (10) days immediately prior to the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting. Then, please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting, and vote by ballot, only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

Sincerely,

/s/ LEIV LEA
Leiv Lea
Secretary

Sunnyvale, California
October 27, 2008

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

PHARMACYCLICS, INC.
995 East Arques Avenue
Sunnyvale, California 94085

_______________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 12, 2008

_______________

GENERAL INFORMATION FOR STOCKHOLDERS

The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board") of Pharmacyclics, Inc., a Delaware corporation (the "Company"), for use at its 2008 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 12:00 P.M. local time on December 12, 2008, at The Grand Hotel, 865 West El Camino Real, Sunnyvale, CA 94087 and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying form of Proxy were first mailed to all stockholders entitled to vote at the Annual Meeting on or about October 31, 2008.

The Company's principal executive offices are located at 995 East Arques Avenue, Sunnyvale, California 94085. Its telephone number is (408) 774-0330.

Record Date and Voting

Stockholders of record at the close of business on October 20, 2008 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 26,016,639 shares of the Company's Common Stock (the "Common Stock") outstanding and entitled to vote. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "ABSTAIN" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum. Broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are also counted for purposes of determining the presence of a quorum for the transaction of business. Shares voted "FOR" or "AGAINST" a particular matter presented to stockholders for approval at the Annual Meeting will be treated as shares entitled to vote ("Votes Cast") with respect to such matter. Abstentions also will be counted towards the tabulation of Votes Cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as an amendment to, or adoption of, a stock purchase plan).

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Stockholders may not cumulate votes in the election of directors. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If a Proxy is returned to the Company and no choice is specified, the shares will be voted IN FAVOR OF each of the Company's nominees for director and IN FAVOR OF the approval of each of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement.

Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting the Corporate Secretary, in writing at 995 East Arques Avenue, Sunnyvale, California 94085 or by telephone at (408) 774-0330. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by December 1, 2008.

Revocability of Proxies

Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to the meeting by filing with the Secretary of the Company at its principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94085-4521, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's fiscal 2009 annual meeting of stockholders is the close of business on July 3, 2009. Proposals of stockholders intended to be presented at the Company's fiscal 2009 annual meeting of stockholders without inclusion of such proposals in the Company's proxy statement and form of proxy relating to the meeting must be received by the Company no later than the close of business on September 13, 2009 and no earlier than the close of business on August 14, 2009.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE - ELECTION OF DIRECTORS

At the Annual Meeting, a Board of Directors consisting of six (6) members will be elected to serve until the Company's next Annual Meeting or until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. The independent members of the Board have selected six (6) nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unavailable or will decline to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF each of the nominees named below. The six (6) candidates receiving the highest number of affirmative votes of all of the Votes Cast at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the Nominating and Corporate Governance Committee

The Board has determined that all of the director nominees, other than Robert W. Duggan, are "independent" as that term is defined in the Nasdaq Marketplace Rules. Robert W. Duggan is not considered independent because he is the interim Chief Executive Officer of the Company. The Board has further determined that director nominees James L. Knighton, Cynthia Bamdad and Minesh Mehta of whom are members of the Company's Audit Committee, satisfy the more restrictive independence requirements for Audit Committee members set forth in United States securities laws. See "Board Meeting, Independence and Committees" below for further discussion of these independence determinations.

Vote Required and Board Recommendation

The six (6) nominees receiving the highest number of affirmative votes of the shares present in person or represented by Proxy and entitled to vote at the Annual Meeting shall be elected as directors of the Company.

The Board recommends that stockholders vote IN FAVOR OF the election of each of the following nominees to serve as directors of the Company.

Information with Respect to Director Nominees

Set forth below is information regarding the nominees.

Name	Age	Position(s) with the Company	Director Since
Cynthia C. Bamdad, Ph.D.	55	Director	2008
Robert W. Duggan	64	Director, Chairman and Interim CEO	2007
James L. Knighton	54	Director	2006
Minesh P. Mehta, M.D.	50	Director	2008
Glenn C. Rice, Ph.D.	52	Director	2008
David D. Smith, Ph.D.	38	Director	2008

Business Experience of Director Nominees

Dr. Bamdad has been a member of our Board of Directors since October 2008. Dr. Bamdad has served as the Chairman of the Board, Chief Scientific Officer and Treasurer of Minerva Biotechnologies Corp. ("Minerva"), a pioneer in the field of nanotechnology, since 1999. She is the founder of Minerva and previously served as its Chief Executive Officer from 1999 to October 2005. She has also been a Director of the School of Social Science, Urban Affairs and Public Policy, Northeastern University since 2007. Dr. Bamdad received a B.S. in Physics from Northeastern University in 1992 and a Ph.D. in Biophysics from Harvard University in 1997. While a Ph.D. student at Harvard, Dr. Bamdad invented the first electronic DNA chip and the first universal protein chip. Intellectual property surrounding these inventions and extensions thereof, also developed by Dr. Bamdad, formed the cornerstone of a California startup company, which was sold within two years to Motorola for $300 million. Dr. Bamdad is the sole or co-inventor of over 100 patent applications, both foreign and domestic, for novel technologies, therapeutics and diagnostics. Dr. Bamdad is a recognized leader in the field of nanotechnology, having invented the first method to form biochip surfaces on nanoparticles and methods to use those particles in biomedical testing and drug discovery. Dr. Bamdad has been the Principal Investigator on grants and contracts from the National Cancer Institute, National Institute for Mental Health, National Science Foundation, The Huntington Foundation, National Institute of General Medicine, the Defense Advance Research Projects Agency (DARPA), and the Advanced Technology Program (ATP). Dr. Bamdad has served on special committees to advise research arms of the military on the technical challenges of detecting biological warfare agents (BWA). Dr. Bamdad has also given numerous invited talks to U.S. and foreign institutions on the topics of cancer research, neurodegenerative diseases, proteomics and biological warfare threat and detection.

Mr. Duggan has been a member of our Board of Directors since September 2007 and has served as interim Chief Executive Officer since September 2008. Mr. Duggan served as Chairman of the Board of Directors of Computer Motion, Inc., a computerized surgical systems company, from 1990 to 2003 and Chief Executive Officer from 1997. Computer Motion was acquired by Intuitive Surgical, Inc. in 2003. Mr. Duggan is the Founder of the investment firm Robert W. Duggan & Associates. Mr. Duggan has been a private venture investor for more than 30 years and has participated as a director of, investor in and advisor to numerous small and large businesses in the medical equipment, computer local and wide area network, PC hardware and software distribution, digital encryption, consumer retail goods and outdoor media communication industries. Mr. Duggan has also assisted in corporate planning, capital formation and management for his various investments. He received the Congressman's Medal of Merit and in 2000 he was named a Knight of the Legion of Honor by President Jacques Chirac. Mr. Duggan is currently also a director of Intuitive Surgical, Inc. and has served in such capacity since 2003. He is a member of the University of California at Santa Barbara Foundation Board of Trustees.

Mr. Knighton was elected as a Director of the company in August 2006. Mr. Knighton has served as President and co-founder of AvidBiotics Corporation, a private biotechnology company since April 2005. Mr. Knighton served as President/Chief Operating Officer and Chief Financial Officer of Caliper Life Sciences, Inc. from July 2003 to March 2004. Mr. Knighton originally joined Caliper in September 1999 as Vice President and Chief Financial Officer, was promoted to Executive Vice President in April 2001 and to President and Chief Financial Officer in July 2002. From October 1998 to September 1999, Mr. Knighton served as Senior Vice President and Chief Financial Officer of SUGEN, Inc., a biotechnology company acquired by Pharmacia. From July 1997 to October 1998, Mr. Knighton served as Vice President of Investor Relations and Corporate Communications at Chiron Corporation, a biotechnology company. Mr. Knighton holds a B.S. in Biology from the University of Notre Dame, an M.S. in Genetics from the University of Pennsylvania and a M.B.A. from the Wharton School at the University of Pennsylvania.

Dr. Mehta has been a member of the Pharmacyclics Board of Directors since September 2008. Dr. Mehta is an internationally recognized expert in human clinical drug trial strategy, design and execution and has managed national and international trials of all sizes including International Phase 3 trials. He is a Professor in the Department of Human Oncology at the University of Wisconsin's Paul P. Carbone Comprehensive Cancer Center (UWCCC) since 2002 and the PI of the Department of Human Oncology's recently completed Program Project Grant evaluating biological modification of radiation delivery using technological innovations. In addition, Dr. Mehta was a Chairman of the Department of Human Oncology from 1997 to 2007. He has been a member of the Board of Directors of the American Society for Therapeutic Radiology and Oncology (ASTRO) since 2006 and Chair of the Radiation Therapy Oncology Group (RTOG) Brain Tumor Committee since 1998. From 1997 to 2001, he served as an ad-hoc member of the FDA's Technology Assessment Committee and from 2001 to 2005, he served on and eventually Chaired the FDA Radiological Devices Panel. He has more than 400 publications to his credit, especially in the areas of radiation therapy and translational and clinical cancer research. Dr. Mehta has served, and continues to serve as a consultant to several pharmaceutical (in the field of oncology) and technology (in the field of radiotherapy) companies, including Abbott Laboratories (NYSE: ABT), Allos Therapeutics, Inc. (NASDAQ: ALTH), Brainsgate, Gammex Inc., Genentech Inc. (NYSE: DNA), GlaxoSmithKline plc (NYSE: GSK), Johnson & Johnson (NYSE: JNJ), Merck & Co. Inc. (NYSE: MRK), MGI Pharma Inc., Myriad Genetics Inc. (NASDAQ: MYGN), Novartis AG (NYSE: NVS), Pfizer Inc. (NYSE: PFE), Schering-Plough Corp. (NYSE: SGP) and TomoTherapy Incorporated (NASDAQ: TOMO). He has collaborations with stock options in ProCertus BioPharm and TomoTherapy Incorporated. Dr. Mehta was the Principal Investigator for both of Pharmacyclics' randomized trials in brain metastases. Dr. Mehta obtained his medical degree at the University of Zambia in 1981 and commenced his residency there at the Ndola Central Hospital. He moved to the University of Wisconsin, Madison, in 1984 and completed his residency in radiation oncology in 1988 when he took up an Assistant Professorship in Human Oncology, was promoted to Associated Professor and became the Director of the Radiation Oncology Residency Training Program. After serving as Vice-Chairman and Interim Chairman, Dr. Mehta became Chair of Human Oncology and also is a Professor in the Department of Neurological Surgery. Dr. Mehta serves as a Staff Physician at 8 hospitals in Wisconsin and Illinois, and is a member of several professional societies. He has extensive teaching experience, including mentoring of numerous translational researchers, both in the U.S. and internationally. His work has been extensively funded by the National Cancer Institute, as well as by industrial sponsors. Dr. Mehta has authored over 70 clinical protocols.

Dr. Rice has been a member of the Pharmacyclics Board of Directors since September 2008. Dr. Rice consulted for several biotechnology companies from June 2007 to September 2008. Dr. Rice is the founder and served as Chief Executive Officer from 2004 to May 2007 of Bridge Laboratories, Inc. ("Bridge"). Bridge is the first company to build and operate FDA compliant pharmaceutical drug development testing laboratories in China (Beijing).  Dr. Rice acquired and integrated a division of the publicly traded Gene Logic Labs, Inc. in Gaithersburg, MD and raised $39 million in venture capital funding for Bridge, building it to over 300 employees with significant revenues in just three years.  He is also founder of Emerging Med. Inc., an online clinical trial prequalification service that connects, manages and educates oncology patients with global clinical trials. From 2002 to 2004, Dr. Rice served as Vice President, Biosciences at SRI

International in Menlo Park, CA, heading up a staff of 170 employees, significantly increasing revenues and profitability during his tenure.  In 2005, he helped co-found the Critical Path Institute, in Tucson, Arizona, a not-for-profit institute focused on drug development and regulatory innovation that included SRI and the University of Arizona, and for which he helped raise over $10 million in funding.  From 1999 to 2002, Dr. Rice served as a Director and Vice President of Research at ILEX Oncology Inc., a NASDAQ listed oncology focused company, which successfully received approval for a cancer monoclonal antibody CAMPATH, and also had six other cancer drugs in clinical development.  ILEX was later sold to Genzyme in 2004 for $1 billion. He was a founder and served as Chief Executive Officer and President in 1999 of Convergence Pharmaceuticals, Inc., a privately held Boston based cancer biopharmaceutical company, which developed a portfolio of unique pharmaceutical drugs that Dr. Rice in-licensed from Japan, Harvard Medical School and the University of Chicago. Dr. Rice sold Convergence to ILEX Oncology in 1999. Prior to Convergence, Dr. Rice was Vice President of Research at Cytokine Networks from 1998 to 1999, managing multiple preclinical and clinical programs and closing strategic partnerships; and Director of Cell Therapeutics (NASDAQ: CTIC) from 1993 to 1998.  He headed a discovery laboratory at Genentech Inc. (NYSE:DNA) from 1987 to 1993 where he worked on many drugs that are approved today.  Dr. Rice is currently an inventor on over 20 patents or patent applications and has authored over 75 manuscripts and book chapters; has significant experience in private and public equity financing; business development including corporate licenses and M&A; as well as international drug development of multiple therapeutic classes, particularly oncology.

Dr. Smith has been a member of our Board of Directors since October 2008. Dr. Smith has been a senior biostatistician at City of Hope, a cancer research hospital in Los Angeles since 2000. Dr. Smith holds a B.A. in Mathematics and a Ph.D. in Statistics. After his dissertation on integrating and synthesizing information in clinical and observational studies in oncology, he served as a Biostatistical Reviewer for the Division of Oncology Drug Products, U.S. Food and Drug Administration (FDA) for 3 years. During his tenure at FDA, he reviewed more than 40 chemotherapy INDs and NDAs. He represented the FDA statistical perspective at five Oncologic Drugs Advisory Committee sessions, including three on the problems of missing data in outcomes research. After leaving the FDA in 2000, he went to City of Hope and the front lines of cancer research. City of Hope was one of the first National Cancer Institute-designated comprehensive cancer centers, which is the highest level of recognition bestowed by the NCI. During his eight years at City of Hope, he has designed and analyzed over 50 solid tumor and hematology protocols at all levels of development, from pre-clinical and genomic studies to Phase II/III trials. He was instrumental in City of Hope's winning the 2005 NCI Specialized Program of Research Excellence (SPORE) grant for lymphoma where he was Co-Director of the Biostatistics Core and prepared the statistical sections for each of the Lymphoma SPORE's proposed projects. Dr. Smith has been a co-investigator on grants from the National Cancer Institute, National Institutes of Health, the American Cancer Society, the Susan G. Komen Breast Cancer Foundation and the Leukemia-Lymphoma Society. Dr. Smith is an author and coauthor of over 40 papers in peer-reviewed biostatistics, oncology, surgery, radiation, and immunology journals.

There are no family relationships among executive officers or directors of the Company.

Board Meetings, Independence, Committees and Compensation

During the fiscal year ended June 30, 2008, the Board held five (5) meetings. During the fiscal year ended June 30, 2008, all directors attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which they served that were held during the period for which they were a director or committee member, respectively. Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Company encourages directors to attend and historically many of them have done so. To facilitate attendance and reduce travel costs, the Company usually schedules its Annual Meeting to occur immediately before or after a periodic meeting of the Board. All members of the Board attended the annual stockholder meeting in December 2007.

The Board has determined that all of the members of the Board during the fiscal year ended June 30, 2008, other than Dr. Miller, were "independent" as that term is defined in the Nasdaq Marketplace Rules. Dr. Miller is not considered independent because he was an executive officer of the Company. The Board has determined that all of the members of the newly constituted Board other than Mr. Duggan, are "independent" as that term is defined in the Nasdaq Marketplace Rules. As required under applicable Nasdaq Marketplace Rules, the Company's independent directors meet regularly in executive session at which only they are present. During the fiscal year ended June 30, 2008, the Board had an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has adopted a charter for each of the three standing committees.

Audit Committee

The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee is also charged with the review and approval of all related party transactions involving the Company. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A more complete description of the powers and responsibilities delegated to the Committee is set forth in the Audit Committee charter. During the fiscal year ended June 30, 2008, Mr. Knighton, as the chairperson, Mr. Gilburne and Dr. White served on the Audit Committee. The Audit Committee met five (5) times during the fiscal year ended June 30, 2008. The Board had determined that all members of the Audit Committee for the fiscal year ended June 30, 2008 were "independent" as that term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Board has determined that Mr. Knighton is an "audit committee financial expert" as defined by Item 407(d)(5) of Regulation S-K of the Securities Act of 1933, as amended (the "Securities Act"). The current members of the Audit Committee are Mr. Knighton, as Chairman, Dr. Bamdad and Dr. Mehta.

Compensation Committee

The Compensation Committee reviews and approves the Company's general compensation policies, sets compensation levels for the Company's executive officers and administers the Company's 2004 Equity Incentive Award Plan (the "2004 Plan") and the Employee Stock Purchase Plan. The Compensation Committee has adopted a written charter. Dr. Levy, as chairperson, Mr. Rohn, Dr. White and Mr. Duggan, served on the Compensation Committee during the fiscal year ended June 30, 2008. Mr. Duggan joined the Compensation Committee in September 2007 and Mr. Rohn left the Compensation Committee in December 2007. The Compensation Committee met two (2) times during the fiscal year ended June 30, 2008. The Board had determined that all of the members of the Compensation Committee for the fiscal year ended June 30, 2008 were "independent" as that term is defined in the Nasdaq Marketplace Rules. The current members of the Compensation Committee are Mr. Knighton, as Chairman, Dr. Bamdad and Dr. Mehta.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance ("NCG") Committee establishes qualification standards for Board membership, identifies qualified individuals for Board membership and considers and recommends director nominees for approval by the Board and the stockholders. The NCG Committee has adopted a written charter. The NCG Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. The NCG Committee also takes a leadership role in shaping the corporate governance of the Company. Mr. Gilburne, as Chairman, Mr. Duggan, Mr. Rohn, Mr. Knighton, Dr. Levy and Dr. White served on the NCG Committee during the fiscal year ended June 30, 2008. Mr. Duggan joined the NCG Committee in September 2007 and Mr. Rohn left the NCG Committee in December 2007. During the fiscal year ended June 30, 2008, the NCG Committee met two (2) times. The Board had determined that all of the members of the NCG Committee for the fiscal year ended June 30, 2008 were "independent" as that term is defined in the Nasdaq Marketplace Rules. The current members of the NCG Committee are Dr. Rice, as Chairman, Mr. Knighton, and Drs. Bamdad, Mehta and Smith.

Director Nomination and Communication with Directors

Criteria for Nomination to the Board

In evaluating director nominees, the NCG Committee considers the following factors:

  the appropriate size of the Board;
  the level of technical, scientific, operational, strategic and/or economic knowledge of the Company's business and industry;
  experience at the senior executive or board level of a public company;
  integrity and commitment to the highest ethical standards;
  whether the candidate possesses complimentary skills and background with respect to other Board members; and
  the ability to devote a sufficient amount of time to carry out the duties and responsibilities as a director.

The objective of the NCG Committee is to structure a Board that brings to the Company a variety of skills and perspectives developed through high-quality business and professional experience. In doing so, the NCG Committee also considers candidates with appropriate non-business backgrounds. Other than the foregoing, there are no stated minimum criteria for director nominees. The NCG Committee may, however, consider such other factors as it deems are in the best interests of the Company and its stockholders.

The NCG Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, or if the NCG Committee decides not to nominate a member for re-election, the Committee will identify the desired skills and experience of a new nominee as outlined above, providing that the Board determines to fill the vacancy. To date, the Company has not engaged a third party to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right to do so in the future.

Stockholder Proposals for Nominees

The NCG Committee will consider proposed nominees whose names are submitted to it by stockholders, providing that the stockholder has held Company stock at least one (1) year and holds a minimum of 1% of the Company's outstanding voting securities. If a stockholder wishes to suggest a proposed name for consideration, he or she must follow our procedures regarding the submission of stockholder proposals. Our amended and restated bylaws permit stockholders to nominate directors for election at our annual meeting of stockholders as long as stockholders provide the Company with proper notice of such nomination. Any notice of director nomination must meet all of the requirements contained in our bylaws and include other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the nominee's consent to serve as a director. Stockholders may send recommendations for director nominees or other communications to the Board or any individual director c/o Secretary, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California, 94085. All communications received are reported to the Board or the individual directors, as appropriate. For any stockholder to make a director nomination at the Company's 2009 annual meeting, the stockholder must follow the procedures which are described above under "Deadline for Receipt of Stockholder Proposals."

Code of Ethics and Committee Charters

The Board has also adopted a formal code of conduct that applies to all of our employees, officers and directors. The latest copy of our Code of Business Conduct and Ethics, as well as the Charters of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board are available in the "Investors" section of our website at www.pharmacyclics.com.

PROPOSAL TWO - APPROVAL OF INCREASE IN
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Proposed Amendment

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from forty-nine million (49,000,000) shares to one hundred million (100,000,000) shares.

General Effect of the Amendment

The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Reasons for the Amendment

In addition to the 26,015,389 shares of Common Stock outstanding on September 30, 2008, the Board of Directors has reserved 6,335,340 shares for issuance upon exercise of options and similar rights. On October 9, 2008, the Board approved an amendment to the 2004 Plan that will increase the maximum number of shares available for issuance under the 2004 Plan by an additional 3,000,000 shares.

The Board of Directors has evaluated the Company's financial needs and has determined that to have the flexibility necessary to use the Company's capital stock for future attractive business and financial purposes, the number of authorized shares of Common Stock should be increased to 100,000,000 shares. Upon stockholder approval of this proposed amendment, the additional shares might be used, without any further stockholder approval, for various purposes, including, without limitation, stock splits, stock dividends, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products. To this end, the Company periodically enters into negotiations regarding potential strategic relationships and/or acquisitions of businesses or products. The

Company currently has no specific plans with respect to the issuance of the additional authorized shares of Common Stock.

Potential Anti-Takeover Effect

The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal Two could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be required to approve this amendment to the Company's Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

The Board of Directors recommends that the stockholders vote IN FAVOR OF the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's common stock from 49,000,000 to 100,000,000.

PROPOSAL THREE - AMENDMENT OF THE
PHARMACYCLICS 2004 EQUITY INCENTIVE AWARD PLAN

Stockholders are requested in this Proposal Three to approve an amendment to our 2004 Plan that will increase the maximum number of shares available for issuance under the 2004 Plan by an additional 3,000,000 shares.

The amendment was adopted by the Board on October 9, 2008. The Board believes that the increase in the share reserve is necessary in order to enable the Company to continue to attract and retain the highest caliber of employees, to link incentive rewards to Company performance, to encourage employee ownership in the Company and to align the interests of employees and directors with those of stockholders.

The Company has reserved an aggregate of 1,600,000 shares of our Common Stock for issuance under the 2004 Plan. All such shares were approved by our stockholders. As of September 30, 2008, there were 5,715,364 shares to be issued upon exercise of outstanding options with 406,369 shares remaining for grant under the 2004 Plan. The weighted average exercise price of all outstanding options is $7.63 and the weighted average remaining term of all options is 5.6 years. On September 30, 2008, the closing selling price per share of Common Stock on NASDAQ was $1.98 per share.

For information regarding stock option grants to our Chief Executive Officer and our two other most highly compensated executive officers for the fiscal year ended June 30, 2008, see the section entitled "Executive Compensation."

Stockholders are requested in this proposal to approve the amendment of the 2004 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by Proxy and entitled to vote at the Annual Meeting will be required to approve the amendment of the 2004 Plan. Abstentions will be counted towards the tabulation of Votes Cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purposes in determining whether this matter has been approved.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for approval of the amendment of the 2004 Plan.

The Board of Directors recommends that the stockholders vote IN FAVOR OF adoption of the amendment of the 2004 Plan.

A summary of the key features of the 2004 Plan is outlined below. This summary is not a complete description of all the provisions of the 2004 Plan and is therefore qualified by reference to the 2004 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual 2004 Plan may do so upon written request to the Secretary of the Company at the Company's principal offices in Sunnyvale, California.

Purpose

The 2004 Plan allows the Company to provide employees, consultants and members of the Company's Board who are selected to receive awards under the 2004 Plan the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.

Key Provisions

The following is a summary of the key provisions of the 2004 Plan:

Plan Termination Date:	September 17, 2014

Eligible Participants:	Employees, directors and consultants of the Company (except that only employees are eligible for Incentive Stock Options)

Shares Authorized:	3,000,000 plus any shares previously authorized and available for issuance under the 2004 Plan.

Shares Authorized
as a Percent of Common Stock
Outstanding on September 30, 2008:	11.5%

Restricted Stock/Full Value Award Limit:	The reserved shares shall be reduced by 1.38 shares for every restricted stock, performance share, restricted stock unit, deferred stock, or other full value award

Award Types:	(1) Incentive stock options
(2) Nonstatutory stock options
(3) Restricted Stock
(4) Stock Appreciation Rights
(5) Performance Shares
(6) Deferred Stock
(7) Restricted Stock Units
(8) Dividend Equivalents
(9) Performance Stock Units
(10) Stock Payment Awards
(11) Performance Bonus Awards
(12) Performance-Based Awards
(13) Other Stock-Based Awards

Grant Limits Per Person Per Year:	Stock Options/SARs: 1,000,000

Vesting:	Determined by Compensation Committee

Not Permitted:	Repricing of stock options without stockholder approval

Incentive Stock Option Limit:	No more than 5,000,000 shares may be issued pursuant to incentive stock options

Eligibility

Company employees are eligible to receive all types of awards approved under the 2004 Plan. Directors and consultants of the Company are eligible to receive all types of approved awards except for incentive stock options. The Compensation Committee or its delegate will determine which employees and consultants will receive awards under the 2004 Plan. As of September 30, 2008, approximately 47 employees, including 4 executive officers, were eligible to participate in the 2004 Plan.

Awards

Awards under the 2004 Plan may be designed to constitute "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or discretionary. Specifically, at the Compensation Committee's discretion, it may condition the grant or vesting of awards on the attainment of individual or company-wide performance goals. In doing so, the Compensation Committee may select performance factors based on measures, including the criteria noted below, for purposes of determining whether performance goals relating to awards have been satisfied:

  revenue;

  achievements of specified milestones in the discovery and development of one or more of the Company's products;

  achievement of specified milestones in the commercialization of one or more of the Company's products;

  expense targets;

  personal management objectives;

  share price (including, but not limited to, growth measures and total stockholder returns);

  net earnings (either before or after interest, taxes, depreciation and amortization);

  net losses;

  operating earnings;

  operating cash flow;

  return on net assets;

  return on stockholders' equity;

  return on assets;

  return on capital;

  gross or net profit margin;

  earnings per share; and

  market share.

The above criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

Non-Employee Director Stock Options

Under the 2004 Plan, our non-employee Directors will receive annual, automatic, non-discretionary grants of nonqualified stock options.

Each new non-employee Director will receive an option to purchase 10,000 shares as of the date he or she first becomes a non-employee Director. This option grant vests in equal annual installments over five (5) years. In addition, on the date of each annual meeting, each individual re-elected as a non-employee Director will receive an automatic option grant to purchase an additional 7,500 shares of our Common Stock, provided such individual has served as a director for at least six (6) months prior to the grant. This option grant vests in equal monthly installments over twelve (12) months following the date of grant. Upon a non-employee Director's termination of membership on the Board due to death or disability, his or her options shall immediately vest in full and the Company's repurchase right shall lapse in its entirety.

The exercise price of each option granted to a non-employee Director will be equal to 100% of the fair market value on the date of grant of the shares covered by the option. Options will have a maximum term of ten (10) years measured from the grant date, subject to termination in the event of the optionee's cessation of Board service. The 2004 Plan provides that the optionee will have a thirty-six (36) month period following a cessation of Board service in which to exercise any outstanding vested options. Each option will be immediately exercisable for any or all of the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares.

Adjustment Provisions

In the event of a stock dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or exchange of the Company's Common Stock or similar event affecting the Common Stock, the Compensation Committee shall adjust the number and kind of shares granted under the 2004 Plan, as well as the number and kind of shares subject to outstanding awards and the grant or exercise price of outstanding awards.

Change in Control

In the event of a "change in control" of the Company, each outstanding award under the 2004 Plan shall automatically be vested with respect to fifty percent (50%) of the unvested shares of Common Stock. To the extent the remaining fifty percent (50%) of unvested awards are not assumed or replaced by the successor corporation, they will also be accelerated. However, if the successor corporation assumes or provides a replacement award, then the remaining fifty percent (50%) of unvested awards will not automatically vest; provided that if the participant is terminated for reasons other than "misconduct" during the twelve (12) month period following the change in control, then the remaining fifty percent (50%) of such participant's award will immediately vest and become exercisable. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Stock Options

The exercise price of all stock options granted under the 2004 Plan may not be less than the fair market value of the Company's Common Stock on the date of grant and no stock option will be exercisable more than ten (10) years after the date it is granted. The Compensation Committee will determine at the time of grant when each stock option becomes exercisable. Payment of the exercise price of a stock option may be in cash, Common Stock owned by the participant or by a combination of cash and Common Stock. The Company may require, prior to issuing Common Stock under the 2004 Plan, that the participant remit an amount in cash or Common Stock sufficient to satisfy tax withholding requirements.

Restricted Stock and Other Full Value Awards

Except with respect to a maximum of 5% of the shares authorized for issuance, any awards of restricted stock, restricted stock units, deferred stock, dividend equivalent rights or other stock-based awards that vest on the basis of a participant's continuous active service with the Company will not provide for vesting that is any more rapid than annual pro rata vesting over a three (3) year period and any awards of restricted stock, deferred stock, restricted stock units or performance share awards that provide for vesting upon the attainment of performance goals shall provide for a minimum vesting period of at least twelve (12) months.

Restrictions on Transfer

An optionee may only transfer an incentive stock option by will or by the laws of descent and distribution. During the lifetime of the optionee, only the optionee may exercise an incentive stock option. Nonstatutory stock options are transferable only to the extent provided in the individual option agreement. An optionee may designate a beneficiary who may exercise the option following the optionee's death. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate. Rights under a restricted stock or restricted stock unit agreement will be transferred only if expressly authorized by the terms of the applicable purchase agreement.

Termination of Employment

Upon termination of a participant's employment, a participant has a limited period of time in which to exercise outstanding stock options for any shares in which the participant is vested at that time. This period will be specified by the Compensation Committee, need not be uniform among all options issued under the 2004 Plan, and may reflect distinctions based on the reasons for termination of employment. All outstanding awards will be forfeited to the Company to the extent they are not vested when the participant terminated employment.

Administration

Under Section 162(m) of the Internal Revenue Code (the "Code"), grants may be made only by a committee comprised solely of two (2) or more directors eligible to serve as a committee making awards qualified as performance-based compensation. The Compensation Committee will select the employees of the Company who shall receive awards, determine the number of shares covered thereby, and establish the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the 2004 Plan and establish, amend and rescind any rules relating to the 2004 Plan. The Compensation Committee may delegate all or part of its responsibilities to anyone it selects.

No Repricing of Options

The 2004 Plan does not permit the Board, without stockholder approval, to amend the terms of any outstanding award under the 2004 Plan to reduce its exercise price or cancel and replace any outstanding award with grants having a lower exercise price.

New Plan Benefits

Under the 2004 Plan, the Company's Chief Executive Officer and two most highly compensated executive officers other than the Chief Executive Officer have received the following option grants: Richard A. Miller, M.D., President and Chief Executive Officer, has received options to purchase 910,000 shares; Michael K. Inouye, Former Senior Vice President, Corporate and Commercial Development, has received options to purchase 160,000 shares; Leiv Lea, Vice President, Finance and Administration and Chief Financial Officer and Secretary, has received options to purchase 430,000 shares and David J. Loury, Ph.D., Vice President, Preclinical Sciences has received options to purchase 265,000 shares. All of the Company's executive officers as a group have received options to purchase an aggregate of 2,129,000 shares under the 2004 Plan. Non-executive officer employees as a group have received options to purchase an aggregate of 1,390,600 under the 2004 Plan.

The Company's non-employee directors as a group are eligible to receive grants under the 2004 Plan, as described under "Director Compensation." Under the 2004 Plan, the director nominees standing for election at the Annual Meeting have received the following option grants: Cynthia C. Bamdad, Ph.D. has received options to purchase 10,000 shares; Robert W. Duggan has received options to purchase 58,098 shares; James L .Knighton has received options to purchase 110,576 shares; Minesh P. Mehta, Ph.D. has received options to purchase 10,000 shares; Glenn C. Rice, Ph.D. has received options to purchase 15,281 shares and David D. Smith has received options to purchase 10,000 shares. Under the 2004 Plan, the non-employee directors as a group have received options to purchase an aggregate of 213,955 shares.

All other future grants under the 2004 Plan are within the discretion of the Board of Directors or the Compensation Committee and the benefits of such grants are, therefore, not determinable.

Duration, Amendment and Termination

Without stockholder approval or ratification, the Board may suspend or terminate the 2004 Plan at any time or from time to time. The 2004 Plan will terminate on September 17, 2014, unless terminated sooner. The Board may also amend the 2004 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company if such amendment (i) increases the number of shares of Common Stock reserved for issuance under the 2004 Plan, (ii) expands the class of eligible participants under the 2004 Plan, (iii) materially increases the benefits available under the 2004 Plan, or (iv) is an amendment for which stockholder approval is necessary in order for the 2004 Plan to satisfy Section 422 of the Code, Rule 16b-3 of the Exchange Act, or any applicable Nasdaq Stock Market or securities exchange listing requirements. The Board may submit any other amendment to the 2004 Plan for stockholder approval, including but not limited to amendments intended to satisfy the requirements of Section 162(m) of the Code regarding excluding performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

The following is a general summary under current law of the material federal income tax consequences to us and participants in the 2004 Plan with respect to the grant and exercise of awards under the 2004 Plan. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice. We advise all participants to consult their own tax advisor as to the specific tax consequences of participating in the 2004 Plan.

Incentive Stock Options. Incentive stock options under the 2004 Plan are intended to be eligible for the favorable tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

If an optionee holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.

Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one (1) year.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock. Nonstatutory stock options, restricted stock awards, restricted stock units and deferred stock granted under the 2004 Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price, if any. However, to the extent the stock issued upon exercise of a nonstatutory option or subject to a restricted stock, restricted stock unit or deferred stock award is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Dividend Equivalent Awards. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Performance Shares and Performance Stock Units. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments and other Stock-Based Awards. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

PROPOSAL FOUR - AMENDING AND RESTATING THE EMPLOYEE STOCK PURCHASE PLAN

Stockholders are requested in this Proposal Four to approve amending and restating our Purchase Plan to:

  increase the maximum number of shares available for issuance under the Purchase Plan by an additional 300,000 shares;
  increase the maximum payroll deduction to twenty percent (20%);
  increase the maximum number of shares that may be purchased on any purchase date to 10,000 shares;
  remove the restriction on the number of times a participant may reduce his or her payroll deduction under the Purchase Plan; and
  add an automatic reset feature that provides that the offering period in progress shall end immediately following the close of trading on a purchase date and a new offering period shall commence in the event that the fair market value of a share of the Company's common stock on any purchase date is lower than the fair market value of a share of the Company's common stock on the first day of the offering period in which the purchase date occurs.

The Amended and Restated Purchase Plan was adopted by the Board on October 9, 2008, subject to stockholder approval at the Annual Meeting. Amendments (ii) through (v) will be effective with the commencement of the next offering period. The Board believes that the above amendments are necessary in order to enable the Company to continue a program of stock ownership for the Company's employees and to provide them with a meaningful opportunity to acquire an equity interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

Prior to amending and restating the Purchase Plan, we reserved an aggregate of 700,000 shares of our Common Stock for issuance under the Purchase Plan and all such shares were approved by our stockholders. As of September 30, 2008, a total of 486,393 shares had been issued under the Purchase Plan and 213,607 shares were available for future issuance (not including the 300,000 share increase).

Stockholders are requested in this proposal to approve the amending and restating of the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by Proxy and entitled to vote at the Annual Meeting will be required to approve the amending and restating of the Purchase Plan. Abstentions will be counted towards the tabulation of Votes Cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purposes in determining whether this matter has been approved.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for approval of the amending and restating of the Purchase Plan.

The Board of Directors recommends that the stockholders vote IN FAVOR OF amending and restating the Purchase Plan.

A summary of the key features of the Purchase Plan, as amended through October 9, 2008, is outlined below. This summary is not a complete description of all the provisions of the Purchase Plan and is therefore qualified by reference to the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual Purchase Plan document may do so upon written request to the Secretary of the Company at the Company's principal offices in Sunnyvale, California.

Purpose

The Purchase Plan allows the Company to provide employees with the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.

The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423 (b) of the Internal Revenue Code.

Administration

The Purchase Plan is administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

Offering Periods and Purchase Periods

The Purchase Plan is comprised of a series of successive offering periods, each with a maximum duration (not to exceed twenty-four (24) months) designated by the Plan Administrator prior to the start date. The current offering period began on November 1, 2007 and will end on October 30, 2009, and the next offering period is scheduled to commence on the first business day of November 2009. On and after the first day of the next offering period, which is scheduled to commence on the first business day of November 2009 (the "next offering period"), if the fair market value of a share of our Common Stock (except the final scheduled purchase date of the offering period) is lower than the fair market value of a share of our Common Stock on the first day of the offering period in which the purchase date occurs, then the offering period in progress will end immediately following the close of trading on such purchase date and a new offering period will begin on the next subsequent business day of May or November, as applicable.

Shares will be purchased during the offering period at successive semi-annual intervals. Each such interval will constitute a purchase period. Purchase periods under the Purchase Plan will begin on the first business day in May and November each year and end on the last business day in the immediately succeeding October and April, respectively, each year. The current purchase period began on April 1, 2008 and will end on October 31, 2008.

Eligibility

Any individual who customarily works more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will become eligible to participate in an offering period on the start date of any purchase period (within that offering period). The date such individual enters the offering period will be designated his or her entry date for purposes of that offering period.

Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, that elect, with the approval of the Plan Administrator, to extend the benefits of the Purchase Plan to their eligible employees.

As of September 30, 2008 approximately 47 employees, including 4 executive officers, were eligible to participate in the Purchase Plan.

Purchase Provisions

Each participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on his or her entry date into that offering period and will be automatically exercised on the last business day of each purchase period within that offering period on which he or she remains an eligible employee.

Each participant may authorize period payroll deductions in any multiple of 1% of his or her total cash earnings per pay period, up to a maximum of ten percent (10%); provided, however, that on and after the first day of the next offering period, such maximum payroll deduction shall be increased to twenty percent (20%).

On the last business day of each purchase period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase period.

Purchase Price

The purchase price per share at which Common Stock will be purchased by the participant on each purchase date within the offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into that offering period or (ii) the fair market value per share of Common Stock on the purchase date.

Valuation

The fair market value per share of Common Stock on any relevant date will be deemed equal to the closing selling price per share on such date on the NASDAQ Stock Market LLC. On September 30, 2008, the closing selling price per share of Common Stock on NASDAQ was $1.98 per share.

Special Limitations

The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

(i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company of any of its affiliates.

(ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

(iii) The maximum number of shares of our Common Stock purchasable per participant on any purchase date may not exceed 1,000 shares or 10,000 shares on and after the first day of the next offering period.

Reduction of Payroll Deductions

The participant may at any time during a participation period reduce his or her rate of payroll deduction to become effective as soon as possible after filing the requisite forms with the plan administrator. Prior to the first day of the next offering period, the participant may not effect more than one reduction per participation period. On and after the first day of the next offering period, the participant may reduce his or her rate of payroll deduction without limitation as to the maximum number of reductions allowed.

Termination of Purchase Rights

The purchase right will immediately terminate upon the participant's loss of eligible employee status or upon his or her affirmative withdrawal from the offering period. Upon a loss of eligible employee status, the payroll deductions collected for the purpose period in which the purchase right terminates will be immediately refunded. Upon an eligible employee's affirmative withdrawal from the offering period, the payroll deductions collected for the purchase period in which the purchase right terminates may, at the participant's election, be immediately refunded or applied to the purchase of Common Stock at the end of that purchase period.

Stockholder Rights

No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased by the participant. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

No purchase right will be assignable or transferable other than in connection with the participant's death and will be exercisable only by the participant during his or her lifetime.

Effect of Acquisition of the Company

Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be 85% of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into that offering period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition.

Amendment and Termination of the Purchase Plan

The Purchase Plan will terminate upon the earliest to occur of (i) the date on which all available shares are issued or (ii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

The Board of Directors may at any time alter, suspend or discontinue the Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) materially increase the number of shares issuable under the Purchase Plan or the number purchasable per participant on any one purchase date, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price, (iii) materially increase the benefits accruing to participants or (iv) materially modify the requirements for eligibility to participate in the Purchase Plan.

New Plan Benefits

The amounts of future stock purchases under the Purchase Plan are not determinable because, under the terms of the Purchase Plan, purchases are based upon elections made by participants. Future purchase prices are not determinable because they are based upon fair market value of our common stock.

Federal Tax Consequences

Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under the provisions of Section 423 of the Internal Revenue Code.

A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the stock is disposed of at least two years after the participant's entry date into the offering period in which such shares of stock were acquired and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) 15% of the fair market value of the stock as of the participant's entry date into that offering period will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as a capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

The foregoing is only a brief summary of the effect of U.S. federal income taxation upon the participant and the Company with respect to the issuance and exercise of options under the Purchase Plan. It does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant may reside.

PROPOSAL FIVE - RATIFICATION OF SELECTION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected the firm of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1993. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm is not required by law or the Company's bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider its selection. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during fiscal 2008 and 2007:

	Fiscal 2008	Fiscal 2007
Audit fees	$265,500	$297,200
Audit-related fees	-	-
Tax fees	30,000	20,000
All other fees	-	-
Total	$295,500	$317,200

In the above table, "audit fees" for professional services for the audit of the Company's financial statements included in its Annual Report on Form 10-K for the years ended June 30, 2008 and 2007, and review of financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with statutory and regulatory filings. "Tax fees" are fees for tax compliance, tax advice and tax planning. All fees described above were approved by the Audit Committee, pursuant to the pre-approved policy described below.

Pre-Approval Policy and Procedures

In accordance with the Audit Committee charter, the Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services. The Audit Committee may elect to delegate pre-approval authority to one or more designated Committee members in accordance with its charter. The Audit Committee has delegated to Mr. Knighton the ability to pre-approve certain audit and non-audit services. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC's rules on auditor independence. The Audit Committee has considered whether the provision of the services noted above is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

The Board recommends that the stockholders vote IN FAVOR OF the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 30, 2008, by: (i) each stockholder who, based on publicly available records, is known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock; (ii) each current director; (iii) each executive officer named in the "Summary Compensation Table" below (the "Named Executive Officers"); and (iv) all directors and executive officers of the Company as a group. The address for each director and executive officer listed in the table below is c/o: Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085.

	Beneficial Ownership (1)
		Shares Issuable
		Pursuant to
	Outstanding	Options Vested
	Shares of	and Exercisable		Percent of
	Common	Within 60 Days of		Total Shares
Name	Stock	September 30, 2008		Outstanding
Primecap Management Company (2)	2,145,600	-		8.2%
Renaissance Technologies LLC (3)	1,368,200	-		5.3%
Robert W. Duggan (4)	7,500,000	43,409		28.9%
James L. Knighton	-	94,445		*
Minesh P. Mehta, M.D.	-	-		*
Glenn C. Rice, Ph.D.	-	-		*
Miles R. Gilburne	140,000	160,766		1.1%
Richard A. Miller, M.D.	326,798	1,539,000	(5)	6.8%
Richard M. Levy, Ph.D.	1,000	115,046		*
William R. Rohn	-	114,429		*
Christine A. White, M.D.	-	47,689		*
Michael K. Inouye (6)	20,000	-		*
Leiv Lea (7)	20,893	687,250	(8)	2.7%
David J. Loury, Ph.D.	-	71,875		*
Cynthia C. Bamdad, Ph.D.	-	-		*
David Smith, Ph.D.	1,000	-		*
All current executive officers and
directors as a group (10 persons)	7,524,893	954,896		31.4%

_______________

* Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options which are vested and exercisable within sixty (60) days of the September 30, 2008 date of this table. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such holders. The percentages of beneficial ownership are based on 26,015,389 shares of Common Stock outstanding as of September 30, 2008, adjusted as required by rules promulgated by the Commission. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which such person or persons has the right to acquire within sixty (60) days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Derived from information from a Form 13F filed for the quarter ended June 30, 2008. The address for Primecap Management Company is 225 South Lake Ave, STE 400, Pasadena CA 91101.

(3) Derived from information from a Form 13F filed for the quarter ended June 30, 2008. The address for Renaissance Technologies LLC is 800 Third Avenue, 33rd Floor, New York, NY, 10022.

(4) Mr. Duggan disclaims beneficial ownership of 515,760 shares held in managed accounts except to the extent of his pecuniary interest in those shares.

(5) Includes the accelerated vesting of 521,980 options pursuant to Dr. Miller's separation agreement described on page 25.

(6) Derived from information from a Form 4 filed on August 22, 2007. Mr. Inouye's employment was terminated in February 2008.

(7) Includes 4,893 shares held by Deborah K. Karlson as custodian for daughter.

(8) Includes the accelerated vesting of 266,459 options pursuant to Mr. Lea's separation agreement described on page 25.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's directors and Section 16 officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that, during the period from July 1, 2007 to June 30, 2008, all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements.

EXECUTIVE OFFICERS

Executive officers of the company, and their ages as of September 30, 2008, are as follows:

Name	Age	Position
Robert W. Duggan	64	Chairman and Interim Chief Executive Officer
Leiv Lea (1)	54	Vice President, Finance and Administration and Chief Financial Officer and Secretary
Joseph J. Buggy, Ph.D.	41	Vice President, Research
David J. Loury, Ph.D.	52	Vice President, Preclinical Sciences
James N. Lowder, M.D.	58	Vice President, Clinical Development

(1) Mr. Lea resigned his position as Vice President, Finance and Administration and Chief Financial Officer and Secretary effective October 31, 2008

______

See section entitled "Information with Respect to Director Nominees" above, for a brief description of the business experience and educational background of Mr. Duggan.

Mr. Lea has served as Vice President, Finance and Administration and Chief Financial Officer since December 1998 and Secretary since June 2003. Prior to that, Mr. Lea served as Vice President, Finance and Administration from December 1997 to December 1998. From September 1996 through November 1997, he served as a financial consultant for high technology companies and was Acting Chief Financial Officer for Global Village Communications, Inc. From 1987 through June 1996 he served as Vice President and Chief Financial Officer of Margaux, Inc., a public company that manufactured refrigeration equipment. Mr. Lea received a B.S. degree in Agricultural Economics from the University of California, Davis and an M.B.A. from the University of California, Los Angeles.

Dr. Buggy has served as Vice President, Research since September 2007. From May 2006 to August 2007, Dr. Buggy served as Senior Director, Cancer Biology. From November 2001 to April 2006, he served as Director, Department of Biology at Celera Genomics, a biotechnology company. From June 1996 to October 2001, he was a scientist at AXYS Pharmaceuticals, Inc., a biotechnology company. Dr. Buggy received a Ph.D. in Molecular, Cellular, and Development Biology from Indiana University and a B.S. degree in Microbiology from the University of Pittsburgh.

Dr. Loury has served as Vice President, Preclinical Sciences since May 2006. From April 2003 to May 2006, Dr. Loury served as Senior Director, Toxicology with Celera Genomics, a molecular diagnostics business group of Applera Corporation. From June 2001 to April 2003, he was employed by Essential Therapeutics, Inc., a pharmaceutical company, as Director, Pharmacology and Toxicology. From 1996 to 2001, Dr. Loury was employed by IntraBiotics Pharmaceuticals, Inc., most recently as Senior Director, Preclinical Development. From 1986 to 1996 he worked in a variety of toxicology positions with Syntex/Roche Bioscience. Dr. Loury received a Ph.D. in Pharmacology and Toxicology and a B.S. in Bio-Environmental Toxicology from the University of California, Davis.

Dr. Lowder has served as Vice President, Clinical Development since July 2008. From November, 2006 to June, 2008, Dr. Lowder served as Senior Director, Clinical Development with Dynavax Technologies Corporation, a biotechnology company. From January 2003 to October, 2006, he was employed by PDL BioPharma, Inc., a biotechnology company as Senior Medical Director, Clinical Development. From 1998 to 2002, he worked for Chimeric Therapies, Inc. a privately held biotechnology company as Vice President, Medical Affairs. From 1988 to 1998, Dr. Lowder was employed by Becton, Dickinson and Company, a medical technology company, most recently as Worldwide Medical

Director, Immunocytometry Systems. From 1986 to 1988, Dr. Lowder was on the staff of the Cleveland Clinic with joint appointments in the departments of Hematology/Oncology and Immunology and Cancer Research. Dr. Lowder received an M.D. and a B.S. in Dentistry from Case Western Reserve University. He did Internal Medicine residency and Hematology fellowship training at Case Western Reserve University Hospitals and a Medical Oncology Fellowship at Stanford. He is board certified in Internal Medicine and Medical Oncology.

EXECUTIVE COMPENSATION

Tax Considerations

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance-based compensation to be paid to the Company's executive officers for the 2008 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance-based compensation to be paid to the Company's executive officers for fiscal 2008 will exceed that limit. The 2004 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of options granted under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation, which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer approach the $1 million level.

Severance and Change in Control Arrangements

The Company's 2004 Plan provides that 50% of all unvested options shall become fully vested upon a change in control of the Company. The plan further provides that if the employee's employment is terminated within twelve (12) months of a change in control, the remaining balance of unvested options shall become fully vested. The Company has entered into agreements with each of Dr. Miller, Mr. Inouye and Mr. Lea that provide for certain payments and accelerated vesting of the shares of Common Stock subject to the outstanding options held by each officer in the event of certain changes in control of the Company or a subsequent termination of employment. The types of changes in control causing payments to be made and accelerated stock vesting to occur consist of certain mergers or consolidations; the sale, transfer or other disposition of all or substantially all of the Company's assets; and hostile take-overs. In the event of such officer's involuntary termination within thirty-six (36) months following the change in control, the officer will be entitled to receive severance payments for a period of twelve (12) months in an aggregate amount equal to the officer's base salary at the time of termination plus the bonus paid to the officer in the fiscal year preceding the year of termination. The payments will be made in installments over the twelve (12) month period unless the officer elects to receive a lump-sum payment equal to the present value of the installment payments. In addition, in the event of a change in control, all outstanding options held by the officer that would fully vest or become fully exercisable at least eighteen (18) months after the change in control will accelerate as follows: 50% of the unvested or unexercisable portion immediately upon the change in control; 25% of the portion unexercisable or unvested at the time of the change in control one (1) year after the change in control (if the officer is then still employed by the Company or its successor); and 25% of the portion unexercisable or unvested at the time of the change in control eighteen (18) months after a change in control (if the officer is then still employed by the Company or its successor). All options held by the officer at the time of a change in control that otherwise become fully exercisable or fully vest within eighteen (18) months following the change in control will become exercisable and vest in accordance with the following schedule: 50% of the previously unexercisable or unvested portion immediately upon the change in control; the remaining portion will continue to become exercisable and vest in accordance with the exercise/vesting schedule applicable to those options at the time of the change in control. Similarly, any repurchase rights exercisable by the Company with respect to shares of Common Stock held by the officer will lapse depending upon when the repurchase rights would have otherwise lapsed. In the event of the officer's involuntary termination during the eighteen (18) month period after the change in control, all previously unexercisable options (including options that did not accelerate at the time of the change in control) will become immediately exercisable and the repurchase rights will lapse as to all shares then held by the officer. The change-of- control and severance-related provisions in the Company's 2004 Plan and the individual severance agreements with Dr. Miller, Mr. Inouye, and Mr. Lea are intended to retain and motivate employees and allow the Company to remain competitive with companies with whom we may compete for talent.

Separation Agreements

In connection with Dr. Miller's resignation, the Company and Dr. Miller entered into a separation agreement, dated September 12, 2008, whereby the Company agreed to (i) pay Dr. Miller one year of salary in severance payments, a portion of which will be paid in the same intervals and amounts as his regular paycheck from the date following the termination of his employment with the Company until the end of the 2008 calendar year, and the remainder of which will be paid in a lump sum payment on January 2, 2009, (ii) accelerate vesting of all of Dr. Miller's outstanding options on October 1, 2008 with each option expiring on October 1, 2011 and (iii) provide health care benefits to Dr. Miller for 12 months following the termination of his employment with the Company. In exchange, Dr. Miller agreed to cooperate with the Company in providing a smooth and orderly transition of his former job responsibilities to other employees of the Company until the end of the 2008 calendar year and to release the Company from any and all claims that legally can be released.

In connection with Mr. Lea's resignation, the Company and Mr. Lea entered into a separation agreement, dated September 12, 2008, whereby the Company agreed to (i) pay Mr. Lea one year of salary in severance payments, a portion of which will be paid in the same intervals and amounts as his regular paycheck from the date following the termination of his employment with the Company until the end of the 2008 calendar year, and the remainder of which will be paid in a lump sum payment on January 2, 2009, (ii) accelerate vesting of all of Mr. Lea's outstanding options on November 1, 2008 with each option expiring on November 1, 2011, and (iii) provide health care benefits to Mr. Lea for 12 months following the effective date of his resignation. In exchange, Mr. Lea agreed to cooperate with the Company in providing a smooth and orderly transition of his former job responsibilities to other employees of the Company until the end of the 2008 calendar year and to release the Company from any and all claims that legally can be released.

Retirement Plans

We maintain a 401(k) Plan that is a defined contribution plan intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended. In fiscal 2008, the Company matched 50% of all participant contributions up to a maximum of $1,500 per employee. The Company does not maintain a defined benefit pension plan or a nonqualified deferred compensation plan.

Summary Compensation Table

The following table summarizes the compensation awarded to, earned by, or paid to each Named Executive Officer for the fiscal years ended June 30, 2008 and June 30, 2007:

						Non-Equity
				Option		Incentive Plan	All Other
	Fiscal	Salary	Bonus	Awards		Compensation	Compensation
Name and Principal Position	Year	($) (1)	($)	($) (2)		($) (3)	($) (4)	Total ($)
Richard A. Miller, M.D. (5)	2008	$438,973	$-	$645,273	$		$1,500	$1,085,746
President and Chief Executive Officer	2007	438,973	-	655,197		-	1,500	1,095,670

Michael K. Inouye (6)	2008	213,462	-	83,202		-	67,612	364,276
Senior Vice President, Corporate	2007	31,154	-	12,278		-	462	43,894
and Commercial Development

Leiv Lea (7)	2008	257,584	-	260,478		-	1,500	519,562
Vice President, Finance and Administration and	2007	257,584	-	266,482		-	1,500	522,566
Chief Financial Officer and Secretary

David J. Loury, Ph.D.	2008	210,000	-	80,927		-	1,500	292,427
Vice President, Preclinical Sciences	2007	210,000	-	55,113		-	1,500	266,613

(1) Includes amounts earned but deferred at the election of the Named Executive Officer, such as salary deferrals under the Company's 401(k) plan.

(2) The Company's share-based compensation program includes incentive and non-statutory stock options. Amounts reflect the dollar amount recognized for financial statement reporting purposes, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, Share-Based Payment and thus include amounts from outstanding stock option awards granted in and prior to the indicated fiscal year, as applicable. Assumptions used in the calculation of these amounts are disclosed in Note 1 to the Company's Financial Statements for the fiscal year ended June 30, 2008 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 5, 2008. However, as required, amounts exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3) The Company does not have any qualified or non-qualified benefit plans.

(4) Consists of the Company's matching contribution under its 401(k) plan and for Mr. Inouye, $66,112 in severance and accrued paid time off payments.

(5) Dr. Miller resigned his position as President and Chief Executive Officer effective September 10, 2008.

(6) Mr. Inouye's employment was terminated in February 2008.

(7) Mr. Lea resigned his position as Vice President, Finance and Administration and Chief Financial Officer and Secretary effective October 31, 2008.

Grants of Plan-Based Awards in Fiscal 2008

The following table provides information concerning each grant of an award of stock options made to each Named Executive Officer for the year ended June 30, 2008. All grants listed below were awarded under the 2004 Plan. The Company does not have any estimated future payouts under any equity or non-equity incentive plan awards.

All Other
		Option	Exercise
		Awards:	or Base
		Number of	Price of	Full Grant
		Securities	Option	Date Fair
		Underlying	Awards	Value
Name	Grant Date	Options (1)	($) (2)	($) (3)
Richard A. Miller, M.D. (4)	3/18/2008	275,000	$0.86	$146,410
Michael K. Inouye (5)	-	-	-	-
Leiv Lea (6)	3/18/2008	150,000	0.86	79,860
David J. Loury, Ph.D.	3/18/2008	125,000	0.86	66,550

(1)   25% of the shares subject to the option vest on March 18, 2009 and 1/36th of the remaining shares vest monthly thereafter. Such vesting may accelerate subject to the attainment of certain corporate events.

(2)   Options are granted at an exercise price equal to the closing market price per share on the day of grant, in accordance with the definition of fair market value in the Company's 2004 Plan.

(3)   Represents fair value of the option as calculated pursuant to FAS 123R, excluding the impact of estimated forfeitures related to service-based vesting conditions.

(4)   Dr. Miller resigned his position as President and Chief Executive Officer effective September 10, 2008.

(5)   Mr. Inouye's employment was terminated in February, 2008.

(6)   Mr. Lea resigned his position as Vice President, Finance and Administration and Chief Financial Officer and Secretary effective November 1, 2008.

Under the 2004 Plan, the Plan Administrator has the authority to accelerate outstanding options in the event of certain changes in control of the Company (as defined in the 2004 Plan).

Outstanding Equity Awards at 2008 Fiscal Year-End

The following table provides information on the current holdings of stock option by the named executives. Each option grant is shown separately for each named executive. The vesting schedule for each option grant is shown following this table.

	Option Awards
	Number of Securities		Number of Securities		Option
	Underlying		Underlying		Exercise	Option
	Unexercised Options ($)		Unexercised Options ($)		Price	Expiration
Name	Exercisable		Un-exercisable		($)	Date (1)

Richard A. Miller, M.D.	55,000	(2)	-		17.63	03/18/09
	75,000	(3)	-		58.06	06/06/10
	114,000	(4)	-		27.51	05/25/11
	120,000	(5)	-		7.39	02/05/12
	84,000	(5)	-		4.25	06/12/12
	80,000	(5)	-		5.25	10/06/13
	40,000	(5)	-		7.10	12/11/13
	61,000	(5)	-		11.21	06/08/14
	162,114	(5)	12,886	(10)	7.76	06/03/15
	225,963	(5)	24,037	(10)	4.16	05/23/16
	196,875	(5)	13,125	(10)	2.76	03/13/17
	189,062	(9)	85,938	(10)	0.86	03/18/18

Leiv Lea	10,000	(3)	-		19.75	07/08/08
	20,000	(6)	-		17.63	03/18/09
	20,000	(3)	-		58.06	06/06/10
	50,000	(7)	-		27.51	05/25/11
	40,000	(5)	-		7.39	02/05/12
	40,000	(5)	-		4.25	06/12/12
	55,000	(5)	-		4.47	06/02/13
	32,250	(5)	-		11.21	06/08/14
	52,500	(5)	7,500	(11)	7.76	06/03/15
	88,498	(5)	21,502	(11)	4.16	05/23/16
	84,225	(5)	25,775	(11)	2.76	03/13/17
	103,125	(9)	46,875	(11)	0.86	03/18/18

David J. Loury, Ph.D.	65,000	(8)	-		4.16	05/23/16
	32,812	(5)	42,188		2.76	03/13/17
	54,687	(9)	70,313		0.86	03/18/18

(1)   Options expire ten (10) years from the date of grant.

(2)   20,000 option shares vest in a series of twenty-four (24) equal and successive monthly installments beginning on July 1, 2000; 14,664 option shares vest in equal and successive monthly installments over each of the next six (6) months; 20,336 option shares vest in equal and successive monthly installments over each of the next six (6) months.

(3)   Each of the options vest in sixty (60) equal installments beginning July 1, 2000.

(4)   24,000 option shares vest in a series of twenty-four (24) equal and successive monthly installments beginning on June 1, 2001; 90,000 option shares vest in equal and successive monthly installments over each of the next thirty-six (36).

(5)   Each of the options vest in forty-eight (48) equal installments beginning on the date of grant.

(6)   9,000 option shares vest in a series of thirty-six (36) equal and successive monthly installments beginning on July 1, 1999; 11,000 option shares vest in equal and successive monthly installments over each of the next twelve (12) months.

(7)   10,000 option shares vest in a series of twenty-four (24) equal and successive monthly installments beginning on June 1, 2001; 13,400 option shares vest in equal and successive monthly installments over each of the next twelve (12) months; 26,600 option shares vest in equal and successive monthly installments over each of the next twenty-four (24) months.

(8)   25% of the shares subject to the option vest on the one (1) year anniversary of the date of grant and the remaining shares subject to the option vest in a series of 36 equal and successive monthly installments thereafter.

(9)   25% of the shares subject to the option will vest on March 18, 2009 and 1/36th of the remaining shares will vest monthly thereafter. Such vesting may accelerate subject to the attainment of certain corporate events.

(10)   Options become exercisable on October 1, 2008 pursuant to Dr. Miller's separation agreement described on page 25.

(11)   Options are due to became exercisable on November 1, 2008 pursuant to Mr. Lea's separation agreement described on page 25.

2007 Stock Option Exercises

None of our Named Executive Officers exercised any of his stock options in fiscal 2008 and as a result, there was no value realized.

DIRECTOR COMPENSATION

Cash Compensation

During the fiscal year ended June 30, 2008, the Company's non-employee directors received an annual retainer of $15,000 and a payment of $1,000 for attending each meeting of the Board or a committee of the Board. Committee chairmen receive an additional $1,000 per Committee meeting attended. Board members are paid quarterly and may elect to receive their compensation in the form of non- qualified stock options with a face value equal to three (3) times the amount of cash compensation earned.

The Board amended the compensation of its non-employee directors at a meeting held on October 10, 2008. Beginning with this meeting, each non-employee director will receive $7,500 for attending each meeting of the Board, and $500 for attending each meeting of a committee of the Board. The Chairman of the Board will receive an additional $1,000 for attending each meeting of the Board and each committee chairman will receive an additional $1,000 for attending each meeting of a committee of the Board. Board members will no longer receive an annual retainer. Board members will continue to be paid quarterly and may elect to receive their compensation in the form of non-qualified stock options with a face value equal to three (3) times the amount of cash compensation earned.

Equity Compensation

Each non-employee Director receives an automatic option grant to purchase 10,000 shares on the day they become a member of the Board with an exercise price of one hundred (100%) of the fair market value on the date of grant ("Initial Option"). Each non-employee Director of the Company receives an annual automatic grant on the day of the Company's Annual Meeting of a non-qualified stock option to purchase 7,500 shares with an exercise price of one hundred (100%) of the fair market value on the date of grant ("Annual Replenishment Option"), providing that the Director has served as a Director for at least the six (6) months prior to the Annual Meeting.

All Director option grants are nonstatutory stock options subject to the terms and conditions of the 2004 Plan. Each Initial Option vests at the rate of 1/60th per month over sixty (60) months from the date of grant of the Initial Option, and each Annual Replenishment Option vests at the rate of 1/12th per month over twelve (12) months from the date of grant of the Annual Replenishment Option. Furthermore, Initial Options and Annual Replenishment Options vest only during the optionholder's service as a Board member; provided however, that the Compensation Committee has the power to accelerate the time during which an option granted to a Director may vest.

Initial Options and Annual Replenishment Options terminate upon the earlier of (i) ten (10) years after the date of grant or (ii) thirty-six (36) months after the date of termination of the optionholder's service as a Board member.

During the fiscal year ended June 30, 2008, Annual Replenishment Options to acquire 7,500 shares of common stock at an exercise price of $2.13 per share were granted to Mr. Gilburne, Mr. Knighton, Dr. Levy and Dr. White. In connection with his appointment as a Director on September 17, 2007, Mr. Duggan received an Initial Option to acquire 10,000 shares of common stock at an exercise price of $2.44 per share.

The following table sets forth the compensation earned or awarded to the Company's non-employee directors during the fiscal year ended June 30, 2008.

	Fees Earned or
	Paid in Cash	Option Awards	Total
Name	($) (1)	($) (2)	($)
Robert W. Duggan	$19,000	$28,937	$47,937
Miles R. Gilburne	23,000	59,100	82,100
James L. Knighton	27,000	61,367	88,367
Richard M. Levy, Ph.D.	19,000	44,139	63,139
William R. Rohn (3)	9,500	39,280	48,780
Christine A. White, M.D.	23,000	33,322	56,322

(1)   See the section entitled "Director Compensation - Cash Compensation", above, for a description of the cash compensation program for the Company's non-employee directors during the fiscal year ended June 30, 2008. Amounts earned in one year and paid in the following year are, for purposes on this table only, accounted for in the year earned. Includes fees with respect to which directors elected to receive option shares in lieu of such fees. The following directors received option shares in the amounts set forth below in lieu of the fees set forth below (includes fees forgone earned in the fourth quarter of fiscal 2008 where the related options were granted the first day of fiscal 2009):

Name	Fees Forgone	Option Shares Received in Lieu Of Cash
Robert W. Duggan	$19,000	41,409
Miles R. Gilburne	23,000	50,127
James L. Knighton	27,000	58,846
Richard M. Levy, Ph.D.	15,000	32,692
William R. Rohn	9,500	14,998
Christine A. White, M.D.	11,500	25,064

(2)   Amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2008, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, Share-Based Payment, and include amounts attributable to awards granted in and prior to fiscal 2008. Assumptions used in the calculation of these amounts are disclosed in Note 1 to the Company's Financial Statements for the fiscal year ended June 30, 2008 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 5, 2008. However, as required, amounts exclude the impact of estimated forfeitures related to service-based vesting conditions. See the section entitled "Director Compensation - Equity Compensation", above, for a description of the Company's cash compensation policy for non-employee directors and the specific terms of the stock options granted to the Company's non-employee directors during the fiscal year ended June 30, 2008. The grant date fair value of option awards granted in fiscal year 2008 is as follows:

	Grant Date	Grant Date Fair Value
Robert W. Duggan	09/17/07	$15,140
	10/01/07	8,843
	01/02/08	8,817
	04/01/08	8,902
		41,702

Miles R. Gilburne	07/02/07	10,861
	10/01/07	10,705
	12/14/07	9,782
	01/02/08	10,673
	04/01/08	10,777
		52,798

James L. Knighton	07/02/07	12,751
	10/01/07	12,567
	12/14/07	9,782
	01/02/08	12,530
	04/01/08	12,651
		60,281

Richard M. Levy, Ph.D.	07/02/07	7,084
	10/01/07	6,981
	12/14/07	9,782
	01/02/08	6,961
	04/01/08	7,028
		37,836

William R. Rohn	07/02/07	10,861
	10/01/07	8,843
	01/02/08	8,817
		28,521

Christine A. White, M.D.	07/02/07	6,376
	10/01/07	5,352
	12/14/07	9,782
	01/02/08	5,337
	04/01/08	5,389
		32,236

The aggregate number of stock options outstanding as of June 30, 2008 is as follows: 43,267 shares for Mr. Duggan, 151,535 shares for Mr. Gilburne, 89,499 shares for Mr. Knighton, 109,243 shares for Dr. Levy, 114,429 shares for Mr. Rohn, and 49,386 shares for Dr. White. There were no options that were repriced or otherwise materially modified during fiscal year 2008. There were no option forfeitures.

(3)   Mr. Rohn did not stand for re-election at the Company's 2007 Annual Meeting.

Securities Authorized For Issuance Under Equity Compensation Plans

The table below shows, as of June 30, 2008, information for all equity compensation plans previously approved by stockholders and for all compensation plans not previously approved by stockholders.

Equity Compensation Plan Information
as of June 30, 2008
Number of securities
remaining available
	Number of securities		for future issuance
	to be issued	Weighted-average	under equity
	upon exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c) (1)
Equity compensation plans
approved by security holders (2)	5,540,544	$8.10	794,796
Equity compensation plans not
approved by security holders	-	-	-
Total	5,540,544	$8.10	794,796

______________

(1)   Includes approximately 213,607 shares issuable under the Company's Employee Stock Purchase Plan.

(2)   Includes our:

•   2004 Equity Incentive Award Plan
•   1995 Stock Option Plan
•   1995 Non-Employee Director Stock Option Plan
•   Employee Stock Purchase Plan

BOARD AUDIT COMMITTEE REPORT *

The Audit Committee of the Board is comprised of three (3) independent directors (as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules listing standards) and operates under a written charter adopted by the Board of Directors.

The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended June 30, 2008 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement of Accounting Standard 61. In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm's independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held five (5) meetings during the fiscal year ended June 30, 2008.

In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2008 for filing with the SEC. The Audit Committee has also recommended, subject to stockholder ratification, the retention of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

James L. Knighton (chairman)
Cynthia C. Bamdad
Minesh P. Mehta

_______________

* The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnity Agreements

The Company's restated certificate of incorporation and bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors and officers of the Company have entered into separate indemnification agreements with the Company.

ANNUAL REPORT

A copy of the Company's Annual Report for the year ended June 30, 2008 has been included with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

FORM 10-K

The Company filed an Annual Report on Form 10-K for the year ended June 30, 2008 with the Securities and Exchange Commission. A copy of the Form 10-K has been included with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain additional copies of the Form 10-K, without charge, by writing to Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085, Attn: Chief Financial Officer.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

THE BOARD OF DIRECTORS

Dated: October 27, 2008

EXHIBIT A

PHARMACYCLICS, INC.
2004 EQUITY INCENTIVE AWARD PLAN
(as amended through October 9, 2008)

ARTICLE 1

PURPOSE

The purpose of the Pharmacyclics, Inc. 2004 Equity Incentive Award Plan (the "Plan") is to promote the success and enhance the value of Pharmacyclics, Inc. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

     2.1 "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

     2.2 "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     2.3 "Board" means the Board of Directors of the Company.

     2.4 "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

(a) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept, or

(b) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (1) have been Board members continuously since the beginning of such period or (2) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (1) who were still in office at the time the Board approved such election or nomination.

     2.5 "Corporate Transaction" shall mean a change in the Company effected through either of the following transactions:

  a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

  the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended.

     2.7 "Committee" means the committee of the Board described in Article 12.

     2.8 "Consultant" means any consultant or adviser if:

  The consultant or adviser renders bona fide services to the Company;

  The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

  The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     2.9 "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

     2.10 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

     2.11 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

     2.12 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

     2.13 "Effective Date" shall have the meaning set forth in Section 13.1.

2

     2.14 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

     2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.16 "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on such date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the closing price for a share of Stock as reported on the Nasdaq National Market (or on any national securities exchange on which the Stock is then listed) for such date or, if no such price is reported for that date, the closing price on the next preceding date for which such price was reported.

     2.17 "Full Value Award" means any Award other than an Option, SAR or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

     2.18 "Hostile Take-Over" shall mean a change in ownership of the Company effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

     2.19 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     2.20 "Independent Director" means a member of the Board who is not an Employee of the Company.

     2.21 "Involuntary Termination" shall mean the termination of Participant's service by reason of:

  Participant's involuntary dismissal or discharge by the Company for reasons other than for Misconduct, or

  A Participant's voluntary resignation following:

    A reduction in Participant's level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than ten percent (10%) or

    A relocation of the Participant's place of employment by more than forty (40) miles, provided and only if such change, reduction or relocation is effected by the Company without Participant's consent.

3

     2.22 "Misconduct" shall mean the termination of Participant's service by reason of Participant's commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by Participant of confidential information or trade secrets of the Company (or any parent or Subsidiary), or any other intentional misconduct by Participant adversely affecting the business or affairs of the Company (or any parent or Subsidiary) in a material manner.

     2.23 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

     2.24 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

     2.25 "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     2.26 "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

     2.27 "Participant" means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

     2.28 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

     2.29 "Performance Bonus Award" has the meaning set forth in Section 8.8.

     2.30 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

     2.31 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the

4

Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

     2.32 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

     2.33 "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

     2.34 "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

     2.35 "Prior Plans" means, collectively, the following plans of the Company: the Pharmacyclics, Inc. 1995 Stock Option Plan, the Pharmacyclics, Inc. Non-Employee Directors Stock Option Plan and the Pharmacyclics, Inc. 1992 Stock Option Plan, in each case as such plan may be amended from time to time.

     2.36 "Plan" means this Pharmacyclics, Inc. 2004 Equity Incentive Award Plan, as it may be amended from time to time.

     2.37 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

     2.38 "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

     2.39 "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

     2.40 "Stock" means the common stock of the Company, par value $0.0001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

     2.41 "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

5

     2.42 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

     2.43 "Subsidiary" means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

     3.1 Number of Shares.

  Subject to adjustment as provided in Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan be the sum of: (i) 4,600,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the Prior Plans as of the Effective Date, plus (iii) the number of Shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plans as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. The share replenishment provision of the immediately preceding Section 3.1(a)(iii) shall be effective regardless of whether the Prior Plans have terminated or remain in effect. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 5,000,000, as adjusted under Article 11. The number of shares of Stock available for issuance will be reduced by 1.38 shares for every one share that is issued with respect to any Full Value Award.

  Notwithstanding Section 3.1(a): (i) the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award; (ii) shares of Stock that are potentially deliverable under any Award (or any stock option or other award granted pursuant to any Prior Plan) that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan or such Prior Plan; (iii) shares of Stock that have been issued in connection with any Award (e.g., Restricted Stock) or Prior Plan award that is canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards; and provided, however, that, no shares shall become available pursuant to this Section 3.1(b) to the extent that (x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a "material revision" of the Plan subject to stockholder

6

  approval under then applicable rules of the Nasdaq National Market (or any other applicable exchange or quotation system). In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares of Stock issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 3.1 shall apply to the share limit imposed to conform to the regulations promulgated under the Code with respect to Incentive Stock Options only to the extent consistent with applicable regulations relating to Incentive Stock Options under the Code. Because shares will count against the number reserved in Section 3.1 upon delivery, the Committee may, subject to the share counting rules under this Section 3.1, determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

     3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during each calendar year shall be 1,000,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

     4.1 Eligibility.

  General. Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined by the Committee.

  Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

     4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

7

ARTICLE 5

STOCK OPTIONS

     5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

  Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

  Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years; and, provided, further, that in the case of a Non-Qualified Stock Option, such Option shall be exercisable for one year after the date of the Participant's death (but not later than the expiration of the original term). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

  Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

  Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

     5.2 Incentive Stock Options. Incentive Stock Options may be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

  Exercise Price. The exercise price per share of Stock shall be set by the Committee; provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

  Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

8

    Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

    One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

    Three (3) months after the date of the Participant's termination of employment or service for any reason other than Disability or death.

  Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

  Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

  Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

  Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

  Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

     5.3 Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock as such substituted Option would have been exercisable for.

9

     5.4 Granting of Options to Independent Directors.

(a) Initial and Annual Options. During the term of the Plan, a person who first becomes an Independent Director after the Effective Date automatically shall be granted an Option to purchase ten thousand (10,000) shares of Stock (an "Initial Option"). Commencing with the Effective Date and effective as of each annual meeting of the Company's stockholders thereafter during the term of the Plan, Independent Directors automatically shall be granted an Option to purchase seven thousand five hundred (7,500) shares of Stock as of each such annual meeting of stockholders (an "Annual Option"); provided, he or she has served as an Independent Director for the six (6) months prior to such annual meeting of the stockholders and continues to serve as member of the Board upon such date. For the avoidance of doubt, an Independent Director elected for the first time to the Board at an annual meeting of stockholders shall only receive an Initial Option in connection with such election, and shall not receive an Annual Option on the date following such meeting as well. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Option grant but to the extent they are otherwise eligible, will receive, at each annual meeting of stockholders after his or her retirement from employment with the Company, an Annual Option grant.

(b) Non-Qualified Stock Options. Options granted to Independent Directors shall be Non-Qualified Stock Options.

(c) Price and Exercisability. The exercise price per share of Stock subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors shall be immediately exercisable for any and all of the option shares; however, any of the shares purchased under such option shall be subject to repurchase by the company at the exercise price paid per share, upon the Independent Director's cessation of service prior to vesting in such shares.

(d) Vesting. Initial Options shall become vested and the company's repurchase right will lapse in substantially equal annual installments over the five (5) year period commencing with the date of grant. Annual Options shall become vested and the Company's repurchase right shall lapse in substantially equal monthly installments over the twelve (12) month period following their date of grant.

(e) Term of Options. The term of each Option granted to an Independent Director shall be 10 years from the date the Option is granted. Upon an Independent Director's termination of membership on the Board for any reason other than death or Disability, his or her Option granted under Section 5.3(a) shall remain exercisable for thirty-six (36) months following his or her termination of membership on the Board (or such longer period as the Board may determine in its discretion on or after the date of grant of such Option). Upon a Independent Director's termination of membership on the Board due to death or Disability, his or her Option granted under Section 5.3(a) shall immediately vest in full and the Company's repurchase right shall lapse in its entirety such that the option may be exercisable for thirty-six (36) months following his or her termination of membership on the Board due to death or Disability (or such longer period as the Board may determine in its discretion on or after the date of grant of such

10

Option) for fully-vested shares. Unless otherwise determined by the Board on or after the date of grant of such Option, no portion of an Option granted under Section 5.3(a) which is unvested at the time of an Independent Director's termination of membership on the Board shall thereafter become vested.

ARTICLE 6

RESTRICTED STOCK AWARDS

     6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

     6.2 Issuance and Restrictions. Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

     7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

11

     7.2 Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     7.3 Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     7.4 Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

12

ARTICLE 8

OTHER TYPES OF AWARDS

     8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

     8.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

     8.3 Dividend Equivalents.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance- Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

     8.4 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     8.5 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to

13

the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

     8.6 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate subject to Section 10.6. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

     8.7 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

     8.8 Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $1,500,000.

     8.9 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

14

     8.10 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

     8.11 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

     8.12 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

     8.13 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

     9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

     9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one

15

Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

     9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

     9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance- Based Award for a Performance Period only if the Performance Goals for such period are achieved.

     9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

     10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

16

     10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

     10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

     10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     10.5 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems

17

necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

     10.6 Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

     11.1 Adjustments.

  In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Goals or Performance Criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

  In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Corporate Transaction), or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines

18

  that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, except for those options granted to Independent Directors under Section 5.4, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

     In the event of any Corporate Transaction or Change in Control, each outstanding Award, which is not otherwise vested or remains subject to forfeiture shall automatically accelerate so that each such Award shall, immediately prior to the Corporate Transaction or Change in Control become vested and exercisable with regard to fifty percent (50%) of the shares of Common Stock which are at the time subject to such Award and unvested and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock, if applicable and fifty percent (50%) of the forfeiture restrictions on such Awards, if applicable, will lapse. The remaining shares of Common Stock at the time subject to each outstanding Award, but not otherwise vested pursuant to the terms of preceding sentence, shall automatically accelerate so that each such option shall, immediately prior to the Corporate Transaction or Change in Control become vested and exercisable with regard to the remaining shares, if applicable, and the forfeiture restrictions shall lapse, provided however, the remaining shares shall not become vested and exercisable on such accelerated basis and the remaining forfeiture restrictions will not lapse, if and to the extent, such Award is assumed or substituted by the successor corporation. In the event the Participant's service is terminated by reason of Involuntary Termination, within twelve (12) months following a Corporate Transaction or Change in Control in which a portion of such Award was assumed or substituted, the shares subject to such Award shall thereupon vest in full and, if applicable, the remaining forfeiture restrictions shall lapse. Any Awards so accelerated shall remain exercisable for fully-vested shares, if applicable, until the earlier of (i) the expiration of their term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

    In connection with any Corporate Transaction or Change in Control, the shares of Common Stock at the time subject to each outstanding option, granted under Section 5.4(a), but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction or Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration of the option term or the surrender of the option in connection with a Hostile Take- Over. Upon the occurrence of a Hostile Take-Over, the Independent Director have a thirty (30)-day period in which to surrender to the Company each option granted under Section 5.4(a) and held by him or her for a period of at least six (6) months. The Participant shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Participant is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Company. No approval of the Board or any committee of the Board shall be required in connection with such option surrender and cash distribution.

19

    The Committee shall have the discretion, exercisable either at the time an Award is granted or at any time while an Award remains outstanding, to provide for the automatic acceleration of one or more outstanding Awards (and the automatic termination of one or more outstanding forfeiture restrictions with the immediate vesting of the underlying Awards) upon the occurrence of a Corporate Transaction, whether or not those Awards are to be assumed or replaced (or those forfeiture restrictions are to be assigned) in the Corporate Transaction.

    Immediately following the consummation of the Corporate Transaction, all outstanding Awards shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

    Each Award which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Participant in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Participant basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share, as applicable, under each outstanding Award, provided the aggregate exercise price payable for such securities shall remain the same.

    The Committee shall have the discretion, exercisable either at the time an Award is granted or at any time while an Award remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding Awards (and the automatic termination of one or more outstanding forfeiture restrictions with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such Award acceleration upon the subsequent Involuntary Termination of the Participant's service within any specified period following the effective date of such Change in Control.

    The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     11.2 Outstanding Awards - Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     11.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee

20

under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

     12.1 Committee. The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, and (b) an "outside director" pursuant to Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

     12.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

  Designate Participants to receive Awards;

  Determine the type or types of Awards to be granted to each Participant;

  Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

  Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

  Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

  Prescribe the form of each Award Agreement, which need not be identical for each Participant;

21

  Decide all other matters that must be determined in connection with an Award;

  Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

  Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

  Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

     12.4 Decisions Binding. The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

     12.5 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

     13.1 Effective Date. The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

     13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the Effective Date or (ii) the date this Plan is approved by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

22

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 Amendment, Modification, And Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

     14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

     15.1 No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

     15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld

23

with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

     15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

     15.5 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     15.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

     15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

24

     15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

     15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended (the "Securities Act"), any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Pharmacyclics, Inc. on September 17, 2004.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Pharmacyclics, Inc. on December 17, 2004.

Executed on this 17th day of December, 2004.

/s/ Leiv Lea
Corporate Secretary

25

EXHIBIT B

PHARMACYCLICS, INC
EMPLOYEE STOCK PURCHASE PLAN
 (As Amended and Restated on August 8, 2006)
(As Further Amended and Restated on October 9, 2008)

     PURPOSE

  This Pharmacyclics, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Corporation and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Corporation through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Code.

     DEFINITIONS

  For purposes of administration of the Plan, the following terms shall have the meanings indicated:

  Board means the Board of Directors of the Corporation.

  Code means the Internal Revenue Code of 1986, as amended.

  Common Stock means shares of the Corporation's common stock.

  Corporate Affiliate means any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Time.

  Corporation means Pharmacyclics, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Pharmacyclics, Inc. which shall by appropriate action adopt the Plan.

  Effective Time means the time at which the Underwriting Agreement for the initial public offering of the Common Stock is executed and finally priced. The initial offering period under the Plan shall start at the time of such execution and pricing of the Underwriting Agreement. Any Corporate Affiliate which becomes a Participating Corporation in the Plan after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

  Eligible Earnings means the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Eligible Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

  Eligible Employee means any person who is on a regular basis expected to work more than twenty (20) hours per week for more than five (5) months per calendar year for the Corporation or any other Participating Corporation as an employee for earnings considered wages under Section 3121(a) of the Code.

  Entry Date means the date an Eligible Employee first joins the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

  Fair Market Value means, for the Effective Time at which the initial offering period under the Plan begins, the price per share at which the Common Stock is to be sold in the initial public offering of the Common Stock pursuant to the Underwriting Agreement. For any subsequent date under the Plan on which the Common Stock is registered under Section 12(g) of the 1934 Act and traded on the open market, Fair Market Value means the closing selling price per share of the Common Stock on such date, as officially quoted on the principal securities exchange on which the Common Stock is at the time traded or, if not traded on any securities exchange, the closing selling price per share of the Common Stock on such date, as reported on the Nasdaq National Market. If there are no sales of the Common Stock on such day, then the closing selling price per share on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  Participant means any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

  Participating Corporation means the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan, as of the Effective Time, are listed in attached Schedule A.

  Plan Administrator shall have the meaning given such term in Article III.

  Restatement Date means the first business day of November 2009, which is the first day of the offering period commencing after the amendment and restatement of the Plan on October 9, 2008.

  Semi-Annual Entry Date means the first business day of May and November each calendar year within an offering period in effect under the Plan. The earliest Semi-Annual Entry Date under the Plan shall be the Effective Time.

2

  Semi-Annual Period of Participation means each semi-annual period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) semi-annual periods of participation within each offering period. The first such semi-annual period (which may actually be more or less than six (6) months for the initial offering period) shall extend from the Effective Time through the last business day in April 1996. Subsequent semi-annual periods shall be measured from the first business day of November to the last business day of April and from the first business day of May to the last business day of October.

  Semi-Annual Purchase Date means the last business day of April and October each calendar year on which shares of Common Stock are automatically purchased for Participants under the Plan. The initial Semi-Annual Purchase Date shall be April 30, 1996.

     ADMINISTRATION

  The Plan shall be administered by a committee of two (2) or more nonemployee Board members appointed by the Board (the "Plan Administrator"). The Plan Administrator shall have sole and exclusive authority to administer the Plan, interpret and construe any provision of the Plan and adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

     OFFERING PERIODS

  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Subsection A of Article IX or Subsection B of Article X.

  B. Each offering period shall have a maximum duration of twenty-four (24) months, except that the first offering period may have a duration of twenty-seven (27) months. The duration of each offering period shall be designated by the Plan Administrator prior to the start date. However, the initial offering period shall run from the Effective Time to the last business day of October 1997. The next offering period shall commence on the first business day of November 1997, and subsequent offering periods shall commence as designated by the Plan Administrator. On and after the Restatement Date, if the Fair Market Value of a share of Common Stock on any Semi-Annual Purchase Date (except the final scheduled Semi-Annual Purchase Date of the offering period) is lower than the Fair Market Value of a share of Common Stock on the first day of the offering period in which the Semi-Annual Purchase Date occurs, then the offering period in progress shall end immediately following the close of trading on such Semi-Annual Purchase Date, and a new offering period shall begin on the next subsequent business day of May or November, as applicable, and shall extend for a twenty-four (24) month period ending on the last business day of April or October, as applicable; and, subsequent offering periods shall commence on the first business day of May or November, as applicable,

3

  immediately following the end of the previous offering period and shall extend for a twenty-four (24) month period ending on the last business day of April or October, as applicable.

  C. The Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Entry Date on which such individual first joins the offering period in effect under the Plan and shall be automatically exercised in successive semi-annual installments on the last business day of April and October of each year. Accordingly, each purchase right may be exercised up to two (2) times each year it remains outstanding.

  D. No purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until such time as (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any securities exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

  E. The Participant's acquisition of Common Stock under the Plan on any Semi-Annual Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Semi-Annual Purchase Date, whether within the same or a different offering period.

     ELIGIBILITY AND PARTICIPATION

  A. Each Eligible Employee of a Participating Corporation shall be eligible to participate in the Plan in accordance with the following provisions:

  —   An individual who is an Eligible Employee on the start date of the initial offering period under the Plan shall be eligible to commence participation in that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee. The date on which such individual first joins the offering period shall be deemed to be such individual's Entry Date for the offering period, and on that date such individual shall be granted his/her purchase right for the initial offering period.

  —   An individual who is an Eligible Employee on the start date of any subsequent offering period shall be eligible to commence participation in that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee. The date on which such individual first joins the offering period shall become such individual's Entry Date for the offering period, and on that date such individual shall be granted his/her purchase right for the offering period.

4

  —   An individual who first becomes an Eligible Employee after the start date of any offering period under the Plan may enter that offering period on the first Semi-Annual Entry Date within such offering period on which he/she is an Eligible Employee or on any subsequent Semi-Annual Entry Date within such offering period on which he/she remains an Eligible Employee. Such Semi-Annual Entry Date shall become such individual's Entry Date for the offering period, and on that date such individual shall be granted his/her purchase right for the offering period.

  B. In order to participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his/her scheduled Entry Date. However, for each Participant whose Entry Date is deemed to be the start date of the initial offering period, the requisite enrollment forms must be filed within ten (10) business days following such start date; otherwise, the Entry Date for that Participant shall be the first Semi-Annual Entry Date following the filing of such enrollment forms.

  C. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Eligible Earnings paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of ten percent (10%); provided, however, that on and after the Restatement Date, the payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Eligible Earnings paid to the Participant during each Semi-Annual Period of Participation within the offering period, up to a maximum of twenty percent (20%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

  —   The Participant may, at any time during a Semi-Annual Period of Participation, reduce his/her rate of payroll deduction to become effective as soon as possible after filing of the requisite reduction form with the Plan Administrator. Prior to the Restatement Date, the Participant may not effect more than one (1) such reduction per Semi-Annual Period of Participation. For the avoidance of doubt, on and after the Restatement Date, the Participant may reduce his/her rate of payroll deduction to become effective as soon as possible after filing of the requisite reduction form with the Plan Administrator, without limitation as to the maximum number of reductions allowed.

  —   The Participant may, prior to the commencement of any new Semi-Annual Period of Participation within the offering period, increase the rate of his/her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum prior to the Restatement Date, or twenty percent (20%) maximum on and after the Restatement Date) shall become effective as of the first day of the first Semi-Annual Period of Participation following the filing of such form.

5

  D. Payroll deductions will automatically cease upon the termination of the Participant's purchase right in accordance with the applicable provisions of Section VII below.

     STOCK SUBJECT TO PLAN

  A. The Common Stock purchasable by Participants under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 1,000,000 shares (subject to adjustment under Section VI.B below).

  B. In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock dividend, stock split, exchange or combination of shares, recapitalization or any other change affecting the Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of securities issuable in the aggregate over the term of the Plan, (ii) the class and maximum number of securities purchasable per Participant on any one (1) Semi-Annual Purchase Date and (iii) the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

     PURCHASE RIGHTS

  Each Eligible Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive semi-annual installments during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

  A. Purchase Price. Common Stock shall be purchasable on each Semi-Annual Purchase Date within the offering period at a purchase price equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share on that Semi-Annual Purchase Date.

  B. Number of Purchasable Shares. The number of shares purchasable per Participant on each Semi-Annual Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Semi-Annual Period of Participation ending with that Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) by the purchase price in effect for the Semi-Annual Purchase Date (as determined in accordance with Subsection A above). However, the maximum number of shares of Common Stock purchasable per Participant on any Semi-Annual Purchase Date shall not exceed One Thousand (1,000) shares, subject to periodic adjustment under Section VI.B;

6

  provided, however, on and after the Restatement Date, the maximum number of shares of Common Stock purchasable per Participant on any Semi-Annual Purchase Date shall not exceed Ten Thousand (10,000) shares, subject to periodic adjustment under Section VI.B.

  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any of its Corporate Affiliates.

  C. Payment. Payment for Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin with the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. However, for each Participant whose Entry Date is deemed to be the start date of the initial offering period, payroll deductions shall begin with the first pay day occurring more than five (5) days after his/her filing of the requisite enrollment forms. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the outstanding balance credited to such account. The amounts collected from a Participant will not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

  D. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

  —   A Participant may, at any time on or before the fifth (5th) business day preceding the next Semi-Annual Purchase Date, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate). No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the Semi-Annual Purchase Date immediately following such termination. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

  —   The termination of such purchase right shall be irrevocable, and a Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of a new stock purchase agreement and enrollment form) on or before the date he or she is first eligible to join the new offering period.

7

  —   Should a Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his/her purchase right remains outstanding, then such Participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's account during the Semi-Annual Period of Participation in which such cessation of Eligible Employee status occurs shall be paid to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Subsection I of this Article VII, as soon as reasonably practicable, and such Participant's purchase right shall be automatically terminated.

  E. Stock Purchase. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions in Subsection D above) on each Semi-Annual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the Semi-Annual Period of Participation ending on such Semi-Annual Purchase Date (together with any carryover deductions from the preceding Semi-Annual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares imposed under Subsection B of this Article VII) at the purchase price in effect for that Semi-Annual Purchase Date. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock on the next Semi-Annual Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Semi-Annual Purchase Date shall be promptly refunded to the Participant.

  F. Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

  G. Rights as Stockholder. A Participant shall have no stockholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

  A Participant shall be entitled to receive, as soon as practicable after each Semi-Annual Purchase Date, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the Participant may request the issuance of such certificate in "street name" for immediate deposit in a Corporation designated brokerage account.

8

  H. Assignability. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

  I. Beneficiary Designation. A Participant may file a written beneficiary designation indicating the person entitled to receive any shares purchased or purchasable on the Participant's behalf at the time of his/her death or to obtain a cash refund of any existing payroll deductions held on the deceased Participant's behalf under the Plan. Such beneficiary designation may be changed by the Participant at any time by filing the appropriate form with the Plan Administrator. In the event there is no validly-designated beneficiary under the Plan living at the time of the Participant's death, the Corporation shall deliver such shares and/or cash refund to the executor or administrator of the Participant's estate or, if (to the knowledge of the Corporation) no such executor or administrator has been appointed, the Corporation shall deliver such shares and/or cash refund to the Participant's spouse or if no spouse is living, to the children of the Participant in equal shares.

  J. Change in Ownership. Should any of the following transactions (a "Change in Ownership") occur during the offering period:

  —   a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

  —   the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

  —   any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then all outstanding purchase rights under the Plan shall automatically be exercised, immediately prior to the effective date of such Change in Ownership, by applying the payroll deductions of each Participant for the Semi-Annual Period of Participation in which such Change in Ownership occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the Fair Market Value of the Common Stock on the Participant's Entry Date into the offering period in which such Change in Ownership occurs or (ii) the Fair Market Value of the Common Stock immediately prior to the effective date of such Change in Ownership. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase.

  The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Change in Ownership, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

9

     ACCRUAL LIMITATIONS

  A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or its Corporate Affiliates, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

  B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

  —   The right to acquire Common Stock under each such purchase right shall accrue in a series of successive semi-annual installments as and when the purchase right first becomes exercisable for each such installment on the last business day of each Semi-Annual Period of Participation for which the right remains outstanding.

  —   No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value on the date or dates of grant) for each calendar year during which one (1) or more of those purchase rights were at any time outstanding.

  —   If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semi-Annual Period of Participation, then the payroll deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

  C. In the event there is any conflict between the provisions of this Article VIII and one (1) or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

     AMENDMENT AND TERMINATION

  A. The Board may alter, amend, suspend or discontinue the Plan following the close of any Semi-Annual Period of Participation. However, the Board may not, without the approval of the Corporation's stockholders:

  —   materially increase the maximum number of shares issuable under the Plan or the maximum number of shares purchasable per Participant on any one (1)

10

  Semi-Annual Purchase Date, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Corporation's capital structure pursuant to Subsection B of Article VI; or

  —   alter the purchase price formula so as to reduce the purchase price payable for the shares purchasable under the Plan; or

  —   materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

  B. The Corporation shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following the close of any Semi-Annual Period of Participation. Should the Corporation elect to exercise such right, then the Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.

     GENERAL PROVISIONS

  A. The Plan was adopted by the Board on August 2, 1995 and became effective at the Effective Time. On September 11, 1997 the Plan was amended and restated by the Board to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 50,000 shares and the increase was approved by the stockholders at the 1997 Annual Meeting; on October 31, 2001 the Plan was amended and restated by the Board to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 200,000 shares and the increase was approved by the stockholders at the 2001 Annual Meeting; and on September 18, 2002 the Plan was amended and restated by the Board to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 200,000 shares and the increase was approved by the stockholders at the 2002 Annual Meeting; on August 8, 2006 the Plan was amended and restated by the Board to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by 200,000 shares and the increase was approved by the stockholders at the 2006 Annual Meeting; and on October 9, 2008 the Plan was amended and restated by the Board to increase the maximum number of shares by 300,000 shares and to effect certain other amendments to the Plan.

  B. The Plan shall terminate upon the earlier of (i) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan, or (ii) the date the Board terminates the Plan.

  C. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

11

  D. Neither the action of the Corporation in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Corporation or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

  E. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

Schedule A

Corporations Participating in
Employee Stock Purchase Plan
As of the Effective Time

Pharmacyclics, Inc.

12

**PHARMACYCLICS, INC.**
**995 EAST ARQUES AVENUE**
**SUNNYVALE, CA 94086**

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PHRMC1 KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.** DETACH AND RETURN THIS PORTION ONLY

**PHARMACYCLICS, INC.**

**This proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted FOR the election of the directors listed below and FOR the other proposals.**

**A Election of Directors**

1. The Board of Directors recommends a vote FOR each of the directors listed below. To elect the following directors to serve until the next annual meeting of stockholders or until their successors are duly entitled and qualified.

| Nominees: | For | Against | Abstain |
|---|---|---|---|
| 1a. Cynthia C. Bambad, Ph.D. | ☐ | ☐ | ☐ |
| 1b. Robert W. Duggan | ☐ | ☐ | ☐ |
| 1c. James L. Knighton | ☐ | ☐ | ☐ |
| 1d. Minesh P. Mehta, M.D. | ☐ | ☐ | ☐ |
| 1e. Glenn C. Rice, Ph.D. | ☐ | ☐ | ☐ |
| 1f. David D. Smith, Ph.D. | ☐ | ☐ | ☐ |

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

**B Proposals**

The Board of Directors recommends a vote FOR the following proposals:

**C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.**

Please sign your name(s) exactly as it appears hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

## Proxy – Pharmacyclics, Inc.

**Annual Meeting of Stockholders, December 12, 2008**

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and appoints Robert W. Duggan and Amy Hogg, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Pharmacyclics, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at The Grand Hotel, 865 West El Camino Real, Sunnyvale, CA 94087 on Friday, December 12, 2008 at 12:00p.m. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

**Address Changes/Comments:** ______________________________

______________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

**SEE REVERSE SIDE**

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE.**

**SEE REVERSE SIDE**